Fees Summary	Aug. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 19,868,572.42
Previously Paid Amount	3,041.88
Total Fee Amount	3,041.88
Total Offset Amount	0.00
Net Fee	$ 0.00